Exhibit 10(b)

SECOND AMENDMENT TO THE AMENDED AND RESTATED INSURANCE

POOLING AGREEMENT

This Second Amendment (“Amendment”) is to that certain Amended and Restated Insurance Pooling Agreement (“Pooling Agreement”), bearing an effective date of January 1, 2007, and is made and agreed to between Alfa Mutual Insurance Company (“AMI”), and Alfa Mutual Fire Insurance Company, Alfa Mutual General Insurance Company, Alfa Specialty Insurance Corporation, Alfa Insurance Corporation, Alfa General Insurance Corporation, Alfa Alliance Insurance Corporation and Alfa Vision Insurance Corporation (hereinafter sometimes referred to as the “Associate Companies”).

AMI and the Associate Companies hereby ratify, confirm, and agree to all of the terms and provisions of said Pooling Agreement, except as said terms and provisions may be directly modified by this Amendment. (This Amendment shall apply to all policies in force as well as all policies new and renewed at the opening of business 12:01 a.m., January 1, 2007).

Said Pooling Agreement shall be amended as follows:

1.	Exhibit II to this Amendment shall be substituted for the previously adopted Exhibit II to the Pooling Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to the Pooling Agreement to be executed on this 1st day of January 2007.

ATTEST:	ALFA MUTUAL INSURANCE COMPANY

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	ALFA MUTUAL FIRE INSURANCE COMPANY

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	ALFA MUTUAL GENERAL INSURANCE COMPANY

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	ALFA INSURANCE CORPORATION

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	ALFA GENERAL INSURANCE CORPORATION

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	ALFA SPECIALTY INSURANCE CORPORATION

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	ALFA VISION INSURANCE CORPORATION

/s/ H. Al Scott	/s/ Jerry A. Newby
Secretary	President

ATTEST:	ALFA ALLIANCE INSURANCE CORPORATION

/s/ H. Al Scott	/s/ Douglas S. Joyce
Secretary	President

EXHIBIT II

ALFA INSURANCE GROUP

ALLOCATIONS FOR CATASTROPHE

LOSSES AND RELATED EXPENSES

EFFECTIVE JANUARY 1, 2007

Cumulative Calendar Year Catastrophe Losses and Related Expenses	Coinsurance Allocation
	AIC, AGIC AVIC, AAIC	AMI, AMF AMG
Less than or equal to 21.4 million	65%*	35%*

Between 21.4 million and 530.5 million	0%	100%*

Greater than or equal to 530.5 million	21%**	79%**

*	AMI, AMF, AMG, AIC, AGIC, AAIC and AVIC % to be allocated according to each group’s relative pool percentages in effect.

Catastrophe losses are to be accumulated during each annual calendar period.

**	AMI, AMF, AMG, AIC, AGIC, AAIC and AVIC Coinsurance Allocation percentages in excess of the upper catastrophe limit to be allocated according to each group’s relative surplus as reported in the preceding year-end annual statement.

Coinsurance Allocation of AMI to include any coinsurance allocation for ASIC (AMI’s wholly owned subsidiary).

Date of Exhibit II: January 1, 2007

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